Exhibit 99.1
FINANCIAL COMMUNITY PRESENTATION December 2009

2 Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations. We do not undertake to update our forward-looking statements. Factors that could affect our results include, but are not limited to: geologic, equipment and operational risks associated with mining; changes in general economic conditions, including coal and power market conditions; reductions of purchases or deferral of deliveries by major customers; customer performance and credit risks; the outcome of commercial negotiations involving sales contracts or other transactions; legislative and regulatory developments; risks associated with environmental laws and compliance; developments in greenhouse gas emission, regulation and treatment; coal mining laws and regulations; availability and costs of credit; economic strength and political stability of countries in which we serve customers; downturns in consumer and company spending; supplier and contract miner performance and the availability and cost of key equipment and commodities; availability and costs of transportation; worldwide economic and political conditions; labor availability and relations; the Company's ability to replace coal reserves; the effects of mergers, acquisitions and divestitures; our ability to respond to changing customer preferences; price volatility and demand, particularly in higher margin products; failure to comply with debt covenants; the outcome of pending or future litigation; weather patterns affecting energy demand; changes in postretirement benefit obligations; changes in contribution requirements to multi-employer benefit funds; and the availability and costs of competing energy resources. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company's Form 10-K and Form 10-Q reports. Patriot Coal Statement on Forward-Looking Information

3 Investment Highlights Leading eastern U.S. producer with scale and product diversification #4 in total production Leading metallurgical coal producer Over 1.8 billion tons of proven and probable coal reserves CAPP thermal, CAPP metallurgical, NAPP and Illinois Basin thermal Significant leverage to economic and coal market recoveries End markets operating at unsustainably low levels Ability to dial production up or down to be opportunistic Positioned to execute growth strategy as markets recover Track record of successful growth: strategic and organic Magnum acquisition in 2008 Acquisition and development of multiple joint ventures in Central Appalachia Numerous surface and underground projects positioned for expansion as markets rebound

4 Our Company The Coal Marketplace How We Grow Agenda

5 Product Diversification 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.68 0.64 0.86 0.67 0.61 West 0.32 0.36 0.14 0.11 0.06 North 0 0.22 0.33 CAPP CAPP NAPP NAPP ILB ILB Thermal Underground Met Surface Tons Sold 32.5 - 33.5 Million Tons Product Mining Method 67% Reserves 1.8 Billion Tons Diverse locations, products & mining methods Significant met coal exports Met Shipments Domestic Export

6 Production in Three Coal Basins IL OH KY MO Northern Appalachia Federal Central Appalachia Big Mountain Logan County Blue Creek Paint Creek Campbell's Creek Panther Corridor G Rocklick Kanawha Eagle Wells Illinois Basin Bluegrass Dodge Hill Highland New Orleans Baltimore Newport News Norfolk WV Multiple quality & transportation options

7 PCX ACI ANR BTU CNX ICO JRCC MEE 0.66 1.7 2.05 1.51 1.83 0.67 1.97 1.39 Market Cap Reserve Value per Ton Valued at a discount relative to coal peers

8 Solid operating platform Established, long-term customer relationships Safety and employee- oriented culture Environmental stewardship Seasoned management team Experienced Board of Directors Inherent Strengths Sound operational capabilities, built on inherent strengths

9 Impact of Natural Gas Low natural gas prices displaced coal burn in 2009

10 CAPP Inventory "Normalized" days of burn are more in-line

11 U.S. Energy-Intensive Production Key industrial production sectors up since January 2009 15% 14% 8% 0% 10%

12 Patriot Mines are Well-Positioned Mines close to the majority of coal-fueled generation

13 Domestic Steel Capacity Utilization Domestic steel mill utilization has increased to 65%

14 Domestic Steel Production Overcorrected Steel production has fallen more than end-market demand

15 Global BFI Production Led by China, BFI production rebounding

16 The Impact of China Chinese coal imports increased as a result of stimulus spending

17 U.S. Met Exports Poised to Increase U.S. met production Adequate permitted reserves to expand Sufficient rail & export terminal infrastructure Australian met production Rail constraints Port constraints More than 70 vessels currently in queue U.S. has spare capacity of met coal & infrastructure Baltimore Hampton Roads Mobile NOLA LTM Exports 6.8 24.3 7.2 5.4 Additional Capacity 18.2 53.7 10.8 22.6 Tons (Millions) U.S. Port Capacity

18 Coal Supply Response Tightened supply for 2010 & beyond Reduced Production

19 CAPP Supply Challenges 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 84 11 48 47 Regulatory decisions continue to create uncertainty 2009E CAPP Production (Millions of Tons) Surface Thermal 84 Underground Thermal 47 Underground Met 48 Surface Met 11 79 Section 404 Permits Selected for Enhanced Review (Millions of Tons of Reserves) 1st Qtr 2nd Qtr East 46.8 218 37.8 Surface Thermal 264.8 Surface Met 37.8 PCX Permits Pending 46.8

20 U.S. Coal Supply/Demand Imbalance 2009 2010 2011 2012 Total 58 5 -10 -15 CAPP 22.2 -10.4 -19.6 -22.6 Demand expected to outstrip supply in CAPP in 2010 Millions of Tons

21 When metallurgical coal demand increases, our options include Opening Logan County #2 Gas mine Reopening closed contractor mines Accelerating production at met coal joint venture Reopening Black Oak mine When thermal coal demand increases, our options include Increasing production at Blue Creek complex Increasing production at Hill Fork mine Adding weekend workdays Accelerating production at thermal coal joint venture How We Will Grow - Initial Response Tactical response to market upturn in place

22 Met Coal Flexibility Able to double met within 6-9 months, with $50 to $60 million capex

23 Thermal Coal Dynamics Additional thermal coal production, with $30 to $40 million capex

24 2011 Leverage to Pricing Met Thermal Priced 0.3 14.5 Unpriced at 2009 Production Levels 5.2 13.5 Expansion Potential 4 2 Significant leverage to rising prices Tons (Millions) Expansion Potential Unpriced, at 2009 Production Levels Priced

25 Organic growth Development of extensive reserves Strategic acquisitions Existing operations Contiguous or other strategic reserves Joint ventures to expand with minimal capital outlays Further diversify into other basins Market-driven response Customer requirements Economic conditions Global & U.S. energy policies How We Will Grow - Longer-Term Response Our vision is to be a premier coal supplier

26 Key Financial Metrics 4Q'08 1Q'09 2Q'09 3Q'09 EBITDA/ton 3.5 8.06 6.25 8.25 4Q'08 1Q'09 2Q'09 3Q'09 EBITDA -11.8 21.9 30.9 25.4 4Q'08 1Q'09 2Q'09 3Q'09 Liquidity 129 98 217 222 EBITDA per ton EBITDA (in millions) Available liquidity (in millions) Significant progress in key financial metrics

27 Why PCX? Key valuation drivers to consider High-quality coal reserves Over 1.8 billion tons of proven and probable coal reserves Significant undeveloped underground and metallurgical reserves Important organic growth projects in permitting and planning pipeline Significant leverage to met and thermal market recoveries Capability to dial up production to be opportunistic Ability to significantly increase exports Meaningful leverage to stronger pricing Flexibility in satisfying customer requirements Multiple basins, multiple mining complexes, multiple shipping options Thermal coal located near largest electricity generation markets Long-standing customer relationships

FINANCIAL COMMUNITY PRESENTATION December 2009 Contact: Janine Orf Director, Investor Relations 314.275.3680 jorf@patriotcoal.com

29 4Q'08 1Q'09 2Q'09 3Q'09 EBITDA $(11.8) $21.9 $30.9 $25.4 Depreciation, Depletion & Amortization (43.6) (55.0) (50.3) (50.4) Sales Contract Accretion 127.7 76.8 61.7 94.0 Reclamation & Remediation Obligation Expense (7.5) (6.5) (7.6) (9.2) Interest Expense (8.2) (8.6) (9.1) (10.7) Interest Income 6.8 3.5 5.8 3.7 Net Income $63.4 $32.1 $31.4 $52.8 Reconciliation of EBITDA to Net Income ($ in Millions)